Exhibit 15

May 5, 2008

Merrill Lynch & Co., Inc.
4 World Financial Center
New York, NY 10080

We have reviewed, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the unaudited condensed consolidated interim financial information of Merrill Lynch & Co., Inc. and subsidiaries (“Merrill Lynch”) as of March 28, 2008 and for the three-month periods ended March 28, 2008 and March 30, 2007, and have issued our report dated May 5, 2008. As indicated in such report (which report includes an explanatory paragraph relating to the restatement discussed in Note 16 to the condensed consolidated interim financial statements), because we did not perform an audit, we expressed no opinion on that information.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended March 28, 2008, is incorporated by reference in the following Registration Statements, as amended:

Filed on Form S-8:

Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

Registration Statement No. 33-33336 (Long-Term Incentive Compensation Plan)

Registration Statement No. 33-51831 (Long-Term Incentive Compensation Plan)

Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

Registration Statement No. 33-54154 (Non-Employee Directors’ Equity Plan)

Registration Statement No. 33-54572 (401(k) Savings and Investment Plan (Puerto Rico))

Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-00863 (401(k) Savings & Investment Plan)

Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for Non-Employee Directors)

Registration Statement No. 333-18915 (Long-Term Incentive Compensation Plan for           Managers and Producers)

Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-33125 (Employee Stock Purchase Plan for Employees of Merrill Lynch Partnerships)

Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)

Registration Statement No. 333-56291 (Long-Term Incentive Compensation Plan for Managers and Producers)

Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-85421 (401(k) Savings and Investment Plan)

Registration Statement No. 333-85423 (2000 Deferred Compensation Plan For a Select Group of Eligible Employees)

Registration Statement No. 333-92663 (Long-Term Incentive Compensation Plan for Managers and Producers)

Registration Statement No. 333-44912 (2001 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-64676 (1986 Employee Stock Purchase Plan)

Registration Statement No. 333-64674 (Long-Term Incentive Compensation Plan for Managers and Producers)

Registration Statement No. 333-68330 (2002 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-99105 (2003 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-108296 (2004 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-109236 (Employee Stock Compensation Plan)

Registration Statement No. 333-118615 (2005 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-125109 (2006 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-125181 (Deferred Stock Unit Plan for Non-Employee Directors)

Registration Statement No. 333-134065 (2007 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-142962 (2008 Deferred Compensation Plan for a Select Group of Eligible Employees)

Filed on Form S-3:

Debt Securities, Warrants, Common Stock, Preferred Securities, and/or Depositary Shares:

Registration Statement No. 33-54218

Registration Statement No. 2-78338

Registration Statement No. 2-89519

Registration Statement No. 2-83477

Registration Statement No. 33-03602

Registration Statement No. 33-17965

Registration Statement No. 33-27512

Registration Statement No. 33-33335

Registration Statement No. 33-35456

Registration Statement No. 33-42041

Registration Statement No. 33-45327

Registration Statement No. 33-45777

Registration Statement No. 33-49947

Registration Statement No. 33-51489

Registration Statement No. 33-52647

Registration Statement No. 33-55363

Registration Statement No. 33-60413

Registration Statement No. 33-61559

Registration Statement No. 33-65135

Registration Statement No. 333-13649

Registration Statement No. 333-16603

Registration Statement No. 333-20137

Registration Statement No. 333-25255

Registration Statement No. 333-28537

Registration Statement No. 333-42859

Registration Statement No. 333-44173

Registration Statement No. 333-59997

Registration Statement No. 333-68747

Registration Statement No. 333-38792

Registration Statement No. 333-52822

Registration Statement No. 333-83374

Registration Statement No. 333-97937

Registration Statement No. 333-105098

Registration Statement No. 333-109802

Registration Statement No. 333-122639

Registration Statement No. 333-132911

Medium Term Notes:

Registration Statement No. 2-96315

Registration Statement No. 33-03079

Registration Statement No. 33-05125

Registration Statement No. 33-09910

Registration Statement No. 33-16165

Registration Statement No. 33-19820

Registration Statement No. 33-23605

Registration Statement No. 33-27549

Registration Statement No. 33-38879

Other Securities:

Registration Statement No. 333-02275 (Long-Term Incentive Compensation Plan)

Registration Statement No. 333-24889 (Long-Term Incentive Compensation Plan, and Long-Term Incentive Compensation Plan for Managers and Producers)

Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

Registration Statement No. 333-59263 (Exchangeable Shares of Merrill Lynch & Co., Canada Ltd. re: Midland Walwyn Inc.)

Registration Statement No. 333-67903 (Howard Johnson & Company Resale)

Registration Statement No. 333-45880 (Herzog, Heine, Geduld, Inc. Resale)

Registration Statement No. 333-142690 (First Republic Merger)

Registration Statement No. 333-146204 (First Republic Bank Amended and Restated Employee Stock Purchase Plan)

We also are aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of a Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.

/s/  Deloitte & Touche LLP

New York, New York